EXHIBIT 99.1

BTND, LLC AND SUBSIDIARY

CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 28, 2014 AND DECEMBER 29, 2013

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Members of BTND, LLC and Subsidiary

We have audited the accompanying consolidated balance sheets of BTND, LLC and Subsidiary as of December 28, 2014 and December 29, 2013, and the related consolidated statements of income, members’ equity, and cash flows for each of the fiscal years then ended. BTND, LLC and Subsidiary’s management is responsible for these consolidated financial statements. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of BTND, LLC and Subsidiary as of December 28, 2014 and December 29, 2013, and the results of its consolidated operations and its cash flows for each of the fiscal years then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Boulay PLLP

Minneapolis, Minnesota

April 14, 2015

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BTND, LLC AND SUBSIDIARY

CONSOLIDATED BALANCE SHEETS

DECEMBER 28, 2014 AND DECEMBER 29, 2013

	2014	2013
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$259,989	$186,972
Receivables	21,457	1,314
Employee receivable	4,100	200
Inventory	49,414	38,162
Prepaid insurance	1,788	2,247

Total current assets	336,748	228,895

PROPERTY AND EQUIPMENT, net	882,699	1,062,410

Total assets	$1,219,447	$1,291,305

LIABILITIES AND MEMBERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
Current maturities of long-term debt	$161,314	$152,942
Accounts payable	133,767	180,169
Accrued expenses	189,196	154,266
Accrued distributions	40,000	-

Total current liabilities	524,277	487,377

LONG-TERM DEBT, less current maturities	692,032	853,346

Total liabilities	1,216,309	1,340,723

COMMITMENTS AND CONTINGENCIES

MEMBERS' EQUITY (DEFICIT)	3,138	(49,418)

Total liabilities and members' equity	$1,219,447	$1,291,305

See Notes to Consolidated Financial Statements

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BTND, LLC AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF INCOME

FOR THE YEARS ENDED DECEMBER 28, 2014 AND DECEMBER 29, 2013

	2014	2013

SALES	$5,310,102	$4,897,533

COSTS AND EXPENSES
Restaurant operating expenses
Food and paper costs	2,192,081	1,891,838
Labor costs	1,642,915	1,472,067
Occupancy costs	269,369	265,981
Other operating expenses	377,566	381,642
Depreciation	100,443	214,029
General and administrative	447,810	456,414
Gain on sale of property and equipment	(35,283)	(102,564)

Total costs and expenses	4,994,901	4,579,407

Income from operations	315,201	318,126

INTEREST EXPENSE	(55,661)	(63,072)

NET INCOME	$259,540	$255,054

EARNINGS PER SHARE (NOTE 9)

Net income	$259,540	$255,054

Shares outstanding, basis and diluted	11,000,000	11,000,000

Earnings per share	$.024	$.023

See Notes to Consolidated Financial Statements

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BTND, LLC AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF MEMBERS’ EQUITY (DEFICIT)

FOR THE YEARS ENDED DECEMBER 28, 2014 AND DECEMBER 29, 2013

Balance, December 30, 2012	$(103,934)

Member distributions	(200,538)

Net income	255,054

Balance, December 29, 2013	(49,418)

Member distributions	(206,984)

Net income	259,540

Balance, December 28, 2014	$3,138

See Notes to Consolidated Financial Statements

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BTND, LLC AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 28, 2014 AND DECEMBER 29, 2013

	2014	2013
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$259,540	$255,054
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation	100,443	214,029
Gain on sale of property and equipment	(35,283)	(102,564)
Changes in operating assets and liabilities
Receivables	(20,143)	12
Employee receivable	(3,900)	(200)
Inventory	(11,252)	9,213
Prepaid expenses	459	1,491
Accounts payable	(46,402)	106,732
Accrued expenses	34,930	(13,053)

Net cash provided by operating activities	278,392	470,714

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from sale of property and equipment	190,000	272,000
Purchase of property and equipment	(75,449)	(229,887)

Net cash provided by investing activities	114,551	42,113

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from long-term debt	-	272,000
Principal payments on long-term debt	(152,942)	(327,311)
Net change on line of credit	-	(96,084)
Distributions to members	(166,984)	(200,538)

Net cash used in financing activities	(319,926)	(351,933)

CHANGE IN CASH AND CASH EQUIVALENTS	73,017	160,894

CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	186,972	26,078

CASH AND CASH EQUIVALENTS, END OF YEAR	$259,989	$186,972

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Cash paid for interest	$55,661	$63,072

See Notes to Consolidated Financial Statements

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BTND, LLC AND SUBSIDIARY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 28, 2014 AND DECEMBER 29, 2013

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations

BTND,LLCanditssubsidiary(the“Company”)developandoperatecompanyownedfast-foodburger restaurants, with locations in Minnesota, North Dakota, and South Dakota.The Company owned and operated eight restaurants in 2014 and 2013.

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of BTND, LLC and its 99% owned subsidiary BTND West, LLC.Significant intercompany accounts and transactions have been eliminated in consolidation. The 1% minority ownership of BTND, LLC is not material and the Company has not presented the corresponding noncontrolling interest within the consolidated financial statements.

Fiscal Year

The Company’s fiscal year is a 52/53 week year, ending on the Sunday closest to December 31.Fiscal 2014 ended on December 28, 2014 and fiscal 2013 ended on December 29, 2013, both of which were 52 week years. All references to years in this report refer to the fiscal years described above.

Cash and Cash Equivalents

For purposes of reporting cash flows, cash includes cash on hand, amounts on deposit at banks and outstanding checks and deposits in transit.The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

Occasionally, cash balances in financial institutions are in excess of federally insured limits.

Revenue Recognition

Revenue from restaurant sales is recognized when food and beverages products are sold.The Company reports revenue net of sales and use taxes collected from customers and remitted to governmental taxing authorities.

Inventory

Inventory consists of food, beverages and supplies and is stated at lower of cost (first-in, first-out method) or market.

Property and Equipment

Property and equipment are stated at cost.Depreciation is computed using the straight-line method over the estimated useful lives which range from three to thirty years.

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BTND, LLC AND SUBSIDIARY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 28, 2014 AND DECEMBER 29, 2013

Long-lived Assets

The Company reviews long-lived assets, such as property and equipment, for impairment to determine if the carrying value of these assets may not be recoverable.Assets are reviewed at the lowest level for which cash flows can be identified, which is at the restaurant level.In determining future cash flows, significant estimates are made by the Company with respect to future operating results of each restaurant over its remaining life.If such assets are considered impaired, the impairment to be recognized is measured by the amount by which the carrying value of the assets exceeds the fair value of the assets.Fair value is determined through various valuation techniques including discounted cash flow models, quoted market values and third party independent appraisals, as considered necessary.

Advertising and Marketing Costs

The Company expenses advertising and marketing costs as they are incurred.Advertising expense for the years 2014 and 2013 totaled $73,784 and $71,460, respectively.

Income Taxes

The Company is treated as a limited liability company for federal and state income tax laws which provide that, in lieu of corporation income taxes, the members separately account for their prorata shares of the Company’s items of income, deductions, losses and credits.Therefore, these statements do not include any provisions for income taxes related to the Company.With few exceptions, the Company is no longer subject to U.S. federal, Minnesota or North Dakota income tax examinations by tax authorities for years before 2011.

Fair Value of Financial Instruments

The Company’s accounting for fair value measurements of assets and liabilities that are recognized or disclosed at fair value in the financial statements on a recurring or nonrecurring basis adhere to the Financial Accounting Standards Board (FASB) fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value.The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to measurements involving significant unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

•	Level 1 inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date.

•

Level 2 inputs are inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability.

•	Level 3 inputs are unobservable inputs for the asset or liability.

The level in the fair value hierarchy within which a fair measurement in its entirety falls is based on the lowest level input that is significant to the fair value measurement in its entirety.

The carrying value of accounts receivable, accounts payable and other working capital items approximate fair value at December 28, 2014 and December 29, 2013.

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BTND, LLC AND SUBSIDIARY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 28, 2014 AND DECEMBER 29, 2013

Reportable Segments

The Company has eight similar restaurants under the same trade name and geographical area.Because these restaurants have similar economic characteristics, the Company evaluates operating performance on an overall basis. Therefore, the Company’s restaurants are classified as one reportable segment.

Recent Accounting Pronouncements

Accounting Standards Updates issued but not effective for the Company until after December 28, 2014 are not expected to have a material effect on the Company’s consolidated financial statements.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period.Actual results could differ from those estimates.Significant items subject to such estimates include the useful life of property and equipment.

NOTE 2 – PROPERTY AND EQUIPMENT

Property and equipment consisted of the following at December 31:

	2014	2013

Land	$266,285	$421,002
Equipment	1,468,403	1,405,698
Building	527,224	527,224
Vehicles	52,855	40,112
	2,314,767	2,394,036
Accumulated depreciation	(1,432,068)	(1,331,626)

	$882,699	$1,062,410

Depreciation expense for the years 2014 and 2013was $100,443 and $214,029, respectively.

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BTND, LLC AND SUBSIDIARY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 28, 2014 AND DECEMBER 29, 2013

NOTE 3 – ACCRUED EXPENSES

Accrued expenses consisted of the following:

	2014	2013

Accrued real estate taxes	$22,246	$20,472
Accrued payroll	43,108	23,354
Accrued payroll taxes	7,830	6,554
Accrued sales tax payable	32,077	26,788
Accrued finance fees	67,514	67,514
Accrued vacation	16,421	9,584

	$189,196	$154,266

NOTE 4 – LONG-TERM DEBT

The Company had the following long-term debt obligations:

	2014	2013

Note payable, with variable interst at prime plus 1.75% (minimum 5.00%), currently at 5.00%, payable in variable monthly installments, including interest through November 8, 2018, secured by all Company assets and the personal guaranty of a member.	$218,765	$268,008

Unsecured note payable to related party with interest at 6.25%, payable in monthly installments of $7,808, including interest through June 1, 2020.	634,581	738,280

	853,346	1,006,288
Current maturities	(161,314)	(152,942)

Total	$692,032	$853,346

Long-term debt is expected to mature as follows:

2015	$161,314
2016	171,010
2017	181,295
2018	190,488
2019	95,047
Thereafter	54,192

$853,346

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BTND, LLC AND SUBSIDIARY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 28, 2014 AND DECEMBER 29, 2013

NOTE 5 – RELATED PARTY TRANSACTIONS

The Company is related by common ownership with STEN Corporation.The note payable to STEN Corporation as detailed in Note 4 totaled $634,581 and $738,280 at December 28, 2014 and December 29, 2013 respectively. Interest expense for 2014 and 2013 totaled $43,208 and $49,472 respectively.In addition, the Company paid STEN Corporation a processing fee of $3,000 in 2014 and 2013.

NOTE 6 – MAJOR VENDOR CONCENTRATION

Approximately 87% of the Company’s purchases for the year ended December 28, 2014 were from one vendor. At December 28, 2014, the amount due such vendor totaled $66,993.

Approximately 83% of the Company’s purchases for the year ended December 29, 2013 were from one vendor.

At December 29, 2013, there was no amount due such vendor.

NOTE 7 – CONTINGENCIES

The Company acquired its properties as a result of an asset purchase agreement in May 2007. By reason of drafting oversight, the agreement originally executed was with a seller subsidiary that did not own the assets being sold at that time.  In April 2015, the seller and the Company entered into an amendment to the original agreement to correct this drafting oversight.  As part of the transaction, general warranty deeds were issued to the Company at the time of closing with the understanding the seller would not record them until such time consent was given by the sellers lender to transfer the properties.  To date, the properties acquired under the purchase agreement have not been recorded in the real property records of the counties in which the properties are located and approval of the sellers lender to transfer the properties has not been Completed.  Since the lender had not been notified of the sale, the lender may require outstanding amounts to be immediately due and payable resulting in early payment penalties and other fees.  Since the properties seller does not appear to have the financial resources to satisfy any amounts that may be owed, the Company could be liable  for such amounts. The Company has estimated it will owe up to $67,514 and has recorded a liability for this amount.  In addition, if the obligations to the lender are not satisfied, the lender could foreclose upon and sell the properties.

NOTE 8 – LAND LEASE

The Company has a month-to-month land lease agreement for one of its locations.The net book value of the building located on this land is approximately $53,000.Monthly lease payments are $1,300.

NOTE 9 – SUBSEQUENT EVENTS

The Company has evaluated subsequent events through April 14, 2015, the date to which the statements were available to be issued.On April 6, 2015 the Company entered into an Agreement and Plan of Merger (Agreement) with Pretoria Resources, Inc. (a public shell company), BTND Merger Sub LLC, a wholly-owned subsidiary of Pretoria Resources, Inc., and Titan Asset Advisors LLC (as to certain limited provisions). BTND Merger Sub, LLC merged with and into the Company, with the Company remaining as the surviving entity and becoming a wholly- owned operating subsidiary of Pretoria Resources, Inc.

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BTND, LLC AND SUBSIDIARY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 28, 2014 AND DECEMBER 29, 2013

At the effective time of the merger, the legal existence of BTND Merger Sub LLC ceased and all of the outstanding membership interests in the Company immediately prior to the effective time of merger were cancelled, and a membership interest in the Company was issue to Pretoria Resources, Inc.  Simultaneously, Pretoria Resources, Inc. issued to the former members of the Company, in consideration of the cancellation of their membership interests, an aggregate of 9,911,000 restricted shares of Pretoria Resource, Inc.’s common stock, par value $0.0001 per share, equal to 90.1% of the total number of shares of common stock outstanding after giving effect to the merger.

Under the Agreement, the merger may be unwound and the merger agreement terminated and cancelled in the event that the Company has not received gross proceeds from an offering of its securities equal to at least $2 million by a date that is 90 days after the closing of the merger, upon the determination of the members of the Company.

Because the Company owners as a group retained or received the larger portion of the voting rights in the consolidated entity and the Company’s management represents a majority of the management of the consolidated entity, the Company is considered the acquirer for accounting purposes and will account for the transaction as a reverse  acquisition.  The  acquisition  will  be  accounted  for  as  a  recapitalization,  since  at  the  time  of  the transaction, Pretoria Resources, Inc. was a company with no or nominal operations, assets and liabilities. Consequently, the assets and liabilities and the historical operations that will be reflected in future consolidated financial statements will be those of the Company at its historical cost basis.

The effect of the merger on earnings per share as presented on the consolidated income statement, is based on the conversion rate of common stock for the membership interests of the Company and additional shares issued, retrospectively adjusted for presentation purposes, for the years ended December 28, 2014 and December 29, 2013.

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